                                                                    EXHIBIT 10.7


                                                                [EXECUTION COPY]

================================================================================

                      PREFERRED STOCK PURCHASE AGREEMENT

                                 by and among

                            CASH EQUITY INVESTORS,

                           MANAGEMENT STOCKHOLDERS,

                            INDEPENDENT DIRECTORS,

                                      and

                           TRITON PCS HOLDINGS, INC.

                           Dated as of June 29, 1998


================================================================================

                               TABLE OF CONTENTS

ARTICLE IDEFINITIONS............................................................................................  -1-

ARTICLE II
PURCHASE AND SALE OF SECURITIES;CERTAIN RESTRICTIONS ON TRANSFER................................................  -6-
          2.1   Myrtle Beach Contribution.......................................................................  -6-
                -------------------------
          2.2   Issuance of Securities; Deliveries..............................................................  -7-
                ----------------------------------
          2.3   Restrictive Legends.............................................................................  -7-
                -------------------
          2.4   Use of Proceeds.................................................................................  -8-
                ---------------

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF CASH EQUITY INVESTORS,MANAGEMENT
STOCKHOLDERS AND INDEPENDENT DIRECTORS..........................................................................  -8-
          3.1   Organization, Power and Authority...............................................................  -8-
                ---------------------------------
          3.2   Consents; No Conflicts..........................................................................  -9-
                ----------------------
          3.3   Litigation......................................................................................  -9-
                ----------
          3.4   FCC Compliance.................................................................................. -10-
                --------------
          3.5   Brokers......................................................................................... -10-
                -------
          3.6   No Distribution................................................................................. -10-
                ---------------
          3.7   Investor Acknowledgments........................................................................ -10-
                ------------------------

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OFTHE COMPANY.................................................................... -11-
          4.1   Organization, Power and Authority............................................................... -11-
                ---------------------------------
          4.2   Consents; No Conflicts.......................................................................... -12-
                ----------------------
          4.3   Litigation...................................................................................... -12-
                ----------
          4.4   FCC Compliance.................................................................................. -12-
                --------------
          4.5   Brokers......................................................................................... -12-
                -------
          4.6   Capitalization.................................................................................. -13-
                --------------
          4.7   Shares.......................................................................................... -13-
                ------
          4.8   Subsidiaries.................................................................................... -13-
                ------------
          4.9   Offering of Securities.......................................................................... -13-
                ----------------------
          4.10  Small Business Matters.......................................................................... -14-
                ----------------------

ARTICLE V
COVENANTS....................................................................................................... -14-
          5.1   Use of Proceeds................................................................................. -14-
                ---------------
          5.2   SBIC Regulatory Provisions...................................................................... -14-
                --------------------------
          5.3   Regulatory Compliance Cooperation............................................................... -15-
                ---------------------------------
          5.4   Related Agreement Amendments; Amendments to Restated Certificate................................ -15-
                ----------------------------------------------------------------


          5.5   Offering of Securities.......................................................................... -16-
                ----------------------
          5.6   Waiver of Preemptive Rights..................................................................... -16-
                ---------------------------

ARTICLE VI
SURVIVAL AND INDEMNIFICATION.................................................................................... -16-
          6.1   Survival........................................................................................ -16-
                --------
          6.2   Indemnification by the Cash Equity Investors.................................................... -16-
                --------------------------------------------
          6.3   Indemnification by the Company.................................................................. -16-
                ------------------------------
          6.4   Indemnification by the Management Stockholders.................................................. -17-
                ----------------------------------------------
          6.5   Indemnification by the Independent Directors.................................................... -17-
                --------------------------------------------
          6.6   Procedures...................................................................................... -17-
                ----------
          6.7   Registration Rights............................................................................. -19-
                -------------------
          6.8   Limit on Indemnity.............................................................................. -19-
                ------------------

ARTICLE VII
MISCELLANEOUS PROVISIONS........................................................................................ -19-
          7.1   Amendment and Modification...................................................................... -19-
                --------------------------
          7.2   Waiver of Compliance; Consents.................................................................. -19-
                ------------------------------
          7.3   Notices......................................................................................... -19-
                -------
          7.4   Expenses........................................................................................ -20-
                --------
          7.5   Parties in Interest; Assignment................................................................. -20-
                -------------------------------
          7.6   Applicable Law.................................................................................. -21-
                --------------
          7.7   Counterparts.................................................................................... -21-
                ------------
          7.8   Interpretation.................................................................................. -21-
                --------------
          7.9   Entire Agreement................................................................................ -21-
                ----------------
          7.10  Publicity....................................................................................... -21-
                ---------
          7.11  Specific Performance............................................................................ -22-
                --------------------
          7.12  Remedies Cumulative............................................................................. -22-
                -------------------

                        LIST OF SCHEDULES AND EXHIBITS

Schedules
-----------------

Schedule I         -   Cash Equity Investors and Contributions
Schedule II        -   Management Stockholders
Schedule III       -   Independent Directors

Schedule 4.6(a)    -   Equity Ownership
Schedule 4.6(b)    -   Obligations to Issue Capital Stock
Schedule 4.8       -   Company Subsidiaries

                      PREFERRED STOCK PURCHASE AGREEMENT

          PREFERRED STOCK PURCHASE AGREEMENT, dated as of June 29, 1998 by and among the investors listed on Schedule I (individually, a "Cash Equity Investor"
                              ----------                   --------------------
and, collectively, the "Cash Equity Investors"), the individuals listed on
                        ---------------------
Schedule II (individually, a "Management Stockholder" and collectively, the
-----------                   ----------------------
"Management Stockholders"), the individuals listed on Schedule III
------------------------                              ------------
(individually, an "Independent Director" and collectively, the "Independent
                   --------------------                         -----------
Directors"), and Triton PCS Holdings, Inc., a Delaware corporation (the
---------
"Company").
 -------

                              W I T N E S S E T H

          WHEREAS, the Cash Equity Investors, the Management Stockholders and the Independent Directors are stockholders of the Company; and

          WHEREAS, Triton PCS, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Triton PCS"), and Vanguard Cellular Systems of South
                            ----------
Carolina, Inc. ("Vanguard"), are parties to a certain Asset Purchase Agreement
                 --------
dated March 10, 1998 (the "Myrtle Beach Acquisition Agreement") pursuant to
                           ----------------------------------
which Triton PCS and/or one or more of its direct or indirect wholly-owned subsidiaries intends to acquire substantially all of Vanguard's assets used in the South Carolina RSA 5 market for approximately $160 million (the "Myrtle
                                                                     ------
Beach Acquisition"); and
-----------------

          WHEREAS, in connection with the consummation of the transactions contemplated by the Myrtle Beach Acquisition Agreement (the "Myrtle Beach
                                                             ------------
Closing"), on the date hereof (a) each of the Cash Equity Investors wishes to
-------
purchase additional securities of the Company in consideration of contributions of cash to the capital of the Company, and (b) the Company wishes to accept such contributions and issue additional securities to each of the Cash Equity Investors, the Management Stockholders and the Independent Directors, all on the terms and subject to the conditions herein set forth;

          NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, conditions and agreements hereinafter set forth, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          As used herein, the following terms have the following meanings (unless indicated otherwise, all Section and Article references are to Sections and Articles in this Agreement, and all Schedule and Exhibit references are to Schedules and Exhibits to this Agreement):

          "Affiliate" means, with respect to any Person, any other Person that
           ---------
directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with that Person. For purposes of this definition, "control" (including the terms "controlling" and "controlled") means
             -------                        -----------       ----------
the power to direct or cause the direction of the management and policies of a Person, directly or indirectly, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

          "Agreement" means this Preferred Stock Purchase Agreement, as the same
           ---------
may be amended, modified or supplemented in accordance with the terms hereof.

          "Business Day" means any day that is not a Saturday, Sunday or other
           ------------
day on which commercial banks in New York City are authorized or required by Law to remain closed.

          "Capital Stock" means any and all shares, interests, participations or
           -------------
other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase or subscribe for any of the foregoing, or any warrants, rights or options to purchase or subscribe for any such warrants, rights or options.

          "Cash Equity Investors" has the meaning set forth in the preamble.
           ---------------------

          "Claim" has the meaning set forth in Section 6.6.
           -----                               -----------

              "Common Stock" has the meaning set forth in Section 2.2(a).
              -------------                               --------------

          "Company" has the meaning set forth in the preamble.
           -------

          "Consents" means all consents and approvals of Governmental
           --------
Authorities or other third parties necessary to authorize, approve or permit the parties hereto to consummate the Transactions.

          "Credit Agreement" means the agreement among the Company, the lenders
           ----------------
and the agents referred to therein, dated as of the February 3, 1998, as amended by the First Amendment, Consent and Waiver dated as of April 24, 1998, providing a credit facility having aggregate commitments of $425 million, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "Credit Documents" means the Credit Agreement and all agreements,
           ----------------
instruments and documents executed and delivered pursuant thereto, as the same may from time to time be amended, modified or supplemented in accordance with the terms thereof.

          "Employment Agreements" means collectively the Employment Agreements
           ---------------------
dated as of February 4, 1998 between Triton Management and each of Michael E. Kalogris and Steven R.

Skinner, and the Employment Agreement dated as of January 8, 1998 between Triton Management and Clyde Smith, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "FCC" means the Federal Communications Commission or similar
           ---
regulatory authority established in replacement thereof.

          "FCC Law" means the Communications Act of 1934, as amended, including
           -------
as amended by the Telecommunications Act of 1996, and the rules, regulations and policies promulgated thereunder.

          "Financing" has the meaning set forth in the SBIC Regulations.
           ---------

          "Governmental Authority" means a Federal, state or local court,
           ----------------------
legislature, governmental agency (including, without limitation, the United States Department of Justice), commission or regulatory or administrative authority or instrumentality.

          "Independent Directors" has the meaning set forth in the preamble.
           ---------------------

          "Indemnified Party" has the meaning set forth in Section 6.6.
           -----------------                               -----------

          "Indemnifying Party" has the meaning set forth in Section 6.6.
           ------------------                               -----------

          "Investors Stockholders' Agreement" means the Investors Stockholders'
           ---------------------------------
Agreement dated as of February 4, 1998 by and among certain stockholders of the Company, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "Law" means applicable common law and any statute, ordinance, code or
           ---
other law, rule, permit, permit condition, regulation, order, decree, technical or other standard, requirement or procedure enacted, adopted, promulgated, applied or followed by any Governmental Authority.

          "License" means a license, permit, certificate of authority, waiver,
           -------
approval, certificate of public convenience and necessity, registration or other authorization, consent or clearance issued or granted by a Governmental Authority, including without limitation, Licenses to construct or operate a facility, including any emissions, discharges or releases therefrom, or to transact an activity or business, to construct a tower or to use an asset or process.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge,
           ----
charge, security interest, right of first refusal or right of others therein, or encumbrance of any nature whatsoever in respect of such asset.

          "Losses" has the meaning set forth in Section 6.2.
           ------                               -----------

          "Management Stockholders" has the meaning set forth in the preamble.
           -----------------------

          "Material Adverse Effect" means a material adverse effect on the
           -----------------------
business, financial condition, assets, liabilities or results of operations or prospects of the Person specified.

          "Morgan Entity" means J.P. Morgan Investment Corporation and Sixty
           -------------
Wall Street SBIC Fund, L.P.

          "Myrtle Beach Acquisition" has the meaning set forth in the recitals.
           ------------------------

          "Myrtle Beach Acquisition Agreement" has the meaning set forth in the
           ----------------------------------
recitals.

          "Myrtle Beach Contribution" means, with respect to each Cash Equity
           -------------------------
Investor, the amount set forth opposite its name on Schedule I under the heading
                                                    ----------
"Myrtle Beach Contribution".

          "Network Membership License Agreement" means the Network Membership
           ------------------------------------
License Agreement dated as of February 4, 1998 between AT&T Corp., a New York corporation, and Triton Operating Company, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "New York Courts" has the meaning set forth in Section 7.6.
           ---------------                               -----------

          "Person" means an individual, corporation, partnership, limited
           ------
liability company, association, joint stock company, Governmental Authority, business trust, unincorporated organization, or other legal entity.

          "Preferred Stock" means the shares of Series C Preferred Stock to be
           ---------------
issued hereunder in accordance with the terms hereof.

          "Regulatory Problem" means, with respect to any SBIC Holder providing
           ------------------
Financing under this Agreement, any set of facts or circumstances wherein it has been asserted by any governmental regulatory agency (or any SBIC Holder reasonably believes in good faith that there is a substantial risk of such assertion) that such SBIC Holder and its Affiliates are not entitled to hold, or exercise any significant right with respect to, the Securities.

          "Related Agreements" means the Network Membership License Agreement,
           ------------------
the Employment Agreements, the Vesting Agreements, the Resale Agreement, the Roaming Agreement, the Stockholders' Agreement, and the Investors Stockholders' Agreement.

          "Resale Agreement" means the form of Resale Agreement attached as
           ----------------
Exhibit C to the Securities Purchase Agreement, as the same may be amended,
---------
modified or supplemented in accordance with the terms thereof.

          "Restated Certificate" means the Amended and Restated Certificate of
           --------------------
Incorporation of the Company, dated as of February 4, 1998, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "Roaming Agreement" means the Intercarrier Roamer Service
           ------------------
Agreement dated as of February 4, 1998 between Triton Operating Company and AT&T Wireless Services, Inc., as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "SBA" has the meaning set forth in Section 5.2(b).
           ---                               --------------

          "SBA Compliance Documents" has the meaning set forth in Section
           ------------------------                               -------
2.2(d).

          "SBIC" means a small business investment company licensed under the
           ----
SBIC Act.

          "SBIC Act" means the Small Business Investment Company Act of 1958, as
           --------
amended.

          "SBIC Holder" means each Cash Equity Investor that is an SBIC.
           -----------

          "SBIC Regulations" means the SBIC Act and the regulations issued
           ----------------
thereunder as set forth in 13 CFR (S)(S)107 and 121, as amended.

          "Section 6.2 Indemnified Party" has the meaning set forth in Section
           -----------------------------                               -------
6.2.
---

          "Section 6.3 Indemnified Party" has the meaning set forth in Section
           -----------------------------                               -------
6.3.
---

          "Section 6.4 Indemnified Party" has the meaning set forth in Section
           -----------------------------                               -------
6.4.
---

          "Section 6.5 Indemnified Party" has the meaning set forth in Section
           -----------------------------                               -------
6.5.
---

          "Securities" means the shares of Common Stock and Series C Preferred
           ----------
Stock to be issued hereunder in accordance with the terms hereof, together with any shares of Common Stock issued upon conversion of the Series C Preferred Stock.

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules, regulations and policies promulgated thereunder.

          "Series A Preferred Stock" means the Company's Series A Convertible
           ------------------------
Preferred Stock, par value $0.01 per share.

          "Series B Preferred Stock" means the Company's Series B Preferred
           ------------------------
Stock, par value $0.01 per share.

              "Series C Preferred Stock" has the meaning set forth in Section
              -------------------------                               -------
2.2(a).
------

          "Series D Preferred Stock" means the Company's Series D Convertible
           ------------------------
Preferred Stock, par value $0.01 per share.

          "Stockholders' Agreement" means the Stockholders' Agreement dated as
           -----------------------
of February 4, 1998 by and among the Company, AT&T Wireless PCS, Inc. and the other stockholders of the Company, as the same may be amended, modified or supplemented in accordance with the terms thereof.

          "Subsidiary" shall mean, with respect to any Person, a corporation or
           ----------
other entity of which 50% or more of the voting power or the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

          "Transactions" means the transactions contemplated by this Agreement
           ------------
in its entirety.

          "Transfer Taxes" has the meaning set forth in Section 3.3.
           --------------                               -----------

          "Triton Management" means Triton Management Company, Inc., a Delaware
           -----------------
corporation and Subsidiary of the Company.

          "Triton Operating Company" means Triton PCS Operating Company L.L.C.,
           ------------------------
a Delaware limited liability company and Subsidiary of the Company.

          "Triton PCS" has the meaning set forth in the recitals.
           ----------

          "Vanguard" has the meaning set forth in the recitals.
           --------

          "Vesting Agreements" means the letter agreements dated as of February
           ------------------
4, 1998 among Triton Management, the Company and each of Clyde Smith, David Clark, Patricia Gallagher, David Standig, Michael Mears, and any other Person (including the Independent Directors who have executed similar agreements dated June 26, 1998) who has been required to sign a similar agreement as a condition to the award of any of the Company's Capital Stock, as the same may be amended, modified or supplemented in accordance with the terms thereof.

                                  ARTICLE II

                               PURCHASE AND SALE
                OF SECURITIES; CERTAIN RESTRICTIONS ON TRANSFER
                -----------------------------------------------

          2.1       Myrtle Beach Contribution.  In reliance upon the
                    -------------------------
representations, warranties and agreements of the Company herein contained, each Cash Equity Investor shall contribute to the capital of the Company by wire transfer of immediately available funds an amount equal to its

Myrtle Beach Contribution and the Company shall accept such contribution to the capital of the Company.

          2.2       Issuance of Securities; Deliveries.  In reliance upon the
                    ----------------------------------
representations, warranties and agreements herein contained of the Cash Equity Investors, the Management Stockholders and the Independent Stockholders, the Company shall on the date hereof issue, sell and deliver to the Cash Equity Investors, the Management Stockholders and the Independent Directors, as applicable, the following:

          (a) to the Cash Equity Investors, the number of shares of the Company's Series C Convertible Preferred Stock, par value $.01 per share (the

"Series C Preferred Stock"), the terms of which are set forth in the Restated
-------------------------
Certificate, which, subject to the terms thereof, are convertible at any time into shares of newly issued common stock, par value $.01 per share (the "Common
                                                                         ------
Stock") of the Company (as provided in the Restated Certificate), set forth
-----
opposite its name on Schedule I  under the heading "Number of Myrtle Beach
                     ----------
Shares";

          (b) to the Management Stockholders, the number of shares of Common Stock set forth opposite his (her) name on Schedule II under the heading "Number
                                           -----------
of Myrtle Beach Shares";

          (c) to the Independent Directors, the number of shares of Common Stock set forth opposite his name on Schedule III under the heading "Number of
                                     ------------
Myrtle Beach Shares"; and

          (d) to each SBIC Holder, (i) the Size Status Declaration on Form 480, the Assurance of Compliance for Nondiscrimination on Form 652 and the Portfolio Financing Report on Form 1031 (Parts A and B) (collectively, the "SBA Compliance
                                                                  --------------
Documents"), and (ii) a list, after giving effect to the Transactions of  (a)
---------
the name of each of the Company's directors, (b) the name and title of each of the Company's officers and (c) the name of each of the Company's stockholders and the number and class of shares held by each stockholder;

          (e) to the Cash Equity Investors, one or more opinions of the Company's counsel respecting the valid issuance of the Series C Preferred Stock and the enforceability of this Agreement against the Company.

          2.3       Restrictive Legends.  Each certificate representing
                    -------------------
Securities (including Securities originally issued hereunder or delivered upon conversion of the Series C Preferred Stock, or delivered in substitution or exchange for any of the foregoing) will bear a legend reading substantially as follows until such Securities have been sold pursuant to an effective registration statement under the Securities Act, Rule 144 under the Securities Act, or an opinion of counsel reasonably satisfactory in form and substance to the Company and otherwise in full compliance with any other applicable restrictions on transfer, including those contained in this Agreement and the Stockholders' Agreement:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES OR 'BLUE SKY' LAWS. SAID SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNLESS AND UNTIL REGISTERED UNDER THE ACT AND THE RULES AND REGULATIONS THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR 'BLUE SKY' LAWS OR EXEMPTED THEREFROM UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES OR 'BLUE SKY' LAWS."

          2.4  Use of Proceeds.  The Company shall use the net cash proceeds of
               ---------------
its sale of Securities hereunder for consummation of the Transactions contemplated by the Myrtle Beach Acquisition.

                                  ARTICLE III

           REPRESENTATIONS AND WARRANTIES OF CASH EQUITY INVESTORS,
           --------------------------------------------------------
               MANAGEMENT STOCKHOLDERS AND INDEPENDENT DIRECTORS
               -------------------------------------------------


          Each of the Cash Equity Investors (as to itself), the Management Stockholders (as to himself/herself, and solely with respect to the representations contained in Sections 3.1(b), 3.1(e), 3.1(f), 3.6 and 3.7) and
                             --------------------------------------------
the Independent Directors (as to himself, and solely with respect to the representations and warranties contained in Sections 3.1(b), 3.1(e), 3.1(f), 3.6
                                            ------------------------------------
and 3.7), represents and warrants to the Company and each of the other parties
-------
as follows:

          3.1  Organization, Power and Authority.
               ---------------------------------

          (a) Each Cash Equity Investor is a corporation, general partnership or limited partnership, duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization and has the requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

          (b) It has the requisite power and authority to execute, deliver and perform this Agreement, and each other instrument, document, certificate and agreement required or contemplated to be executed, delivered and performed by it hereunder and thereunder to which it is or will be a party.

          (c) It is duly qualified to do business in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary other than any such jurisdiction in which the failure to be so qualified would not have a Material

Adverse Effect on it or materially adversely affect the Transactions or its ability to perform its obligations under the Related Agreements.

          (d) The execution and delivery of this Agreement by it and the consummation of the Transactions by it have been duly and validly authorized by its Board of Directors (or equivalent body) and no other proceedings on its part which have not been taken (including, without limitation, approval of its stockholders, partners or members) are necessary to authorize this Agreement or to consummate the Transactions.

          (e) This Agreement has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar Laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity.

          (f) After giving effect to the Transactions, it is not in breach of any obligation under this Agreement or any of the Related Agreements.

          3.2  Consents; No Conflicts.  Neither the execution, delivery and
               ----------------------
performance by it of this Agreement nor the consummation of the Transactions will (a) conflict with, or result in a breach or violation of, any provision of its organizational documents; (b) constitute, with or without the giving of notice or passage of time or both, a breach, violation or default, create a Lien, or give rise to any right of termination, modification, cancellation, prepayment or acceleration, under (i) any Law or License or (ii) any note, bond, mortgage, indenture, lease, agreement or other instrument, in each case which is applicable to or binding upon it or any of its assets; or (c) require any Consent or the approval of its board of directors, general partner, stockholders or similar constituent bodies, as the case may be (which approvals have been obtained), except in each case, where such breach, violation, default, Lien, right, or the failure to obtain or give such Consent would not have a Material Adverse Effect on it or materially adversely affect the Transactions or its ability to perform its obligations under the Related Agreements. To its knowledge, there is no fact relating to it or its Affiliates that would be reasonably expected to prevent it from consummating any of the Transactions or performing its obligations under any of the Related Agreements.

          3.3  Litigation.  There is no action, proceeding or investigation
               ----------
pending or, to its knowledge, threatened against it or any of its properties or assets that would be reasonably expected to have an adverse effect on its ability to consummate the Transactions to which it is a party or to fulfill its obligations under this Agreement or any of the Related Agreements to which it is a party, or which seeks to prevent or challenge the Transactions.

          3.4  FCC Compliance. It complies with all eligibility rules issued by
               --------------
the FCC to hold broadband PCS licenses, including without limitation, FCC rules on foreign ownership and the CMRS spectrum cap. The fact that it owns an equity interest in the Company will not cause the Company to be ineligible under FCC rules to hold PCS Licenses in general or any other FCC licenses.

          3.5  Brokers.  It has not employed any broker, finder or investment
               -------
banker or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the Transactions.

          3.6  No Distribution.  It has acquired the Securities purchased by it
               ---------------
hereunder for the purpose of investment and not with a view to or for sale in connection with any distribution thereof (other than in compliance with the Securities Act and all applicable state securities Laws).

          3.7  Investor Acknowledgments.
               ------------------------

          (a) It is an "accredited investor" as defined in Regulation D of the Securities Act. Its representatives have been provided an opportunity to ask questions of, and have received answers thereto from, the Company and its representatives regarding the terms and conditions of its purchase of Securities, and the Company and its proposed business generally, and have obtained all additional information requested by it (including the Confidential Offering Memorandum of Triton PCS dated April 29, 1998) to verify the accuracy of all information furnished to it in connection with such purchase.

          (b) It has such knowledge and experience in financial and business affairs that it is capable of evaluating the merits and risks of purchasing the Securities it is purchasing hereunder.

          (c) It is not relying on and acknowledges that no representation is being made by any other Cash Equity Investor, the Company or any of its officers, employees, Affiliates, agents or representatives, or any Management Stockholder or Independent Director, except for representations and warranties expressly set forth in this Agreement and the Related Agreements, and, in particular, it is not relying on, and acknowledges that no representation is being made in respect of, (x) any projections, estimates or budgets delivered to or made available to them of future revenues, expenses or expenditures, or future results of operations and (y) any other information or documents delivered or made available to it or its representatives, except for representations and warranties expressly set forth in this Agreement and the Related Agreements.

          (d) In deciding to invest in the Company, it has relied exclusively on the representations and warranties expressly set forth in this Agreement and the Related Agreements and the investigations made by itself and its representatives and its and such representatives' knowledge of the industry in which the Company operates. Based solely on such representations and warranties and such investigations and knowledge, it has determined that the Securities it is purchasing are a suitable investment for it.


                                  ARTICLE IV

                       REPRESENTATIONS AND WARRANTIES OF
                                  THE COMPANY
                                  -----------

          The Company represents and warrants to the Cash Equity Investors, the Management Stockholders and the Independent Directors as follows:

          4.1  Organization, Power and Authority.
               ---------------------------------

          (a) Each of the Company and each of its Subsidiaries that is a corporation is a corporation, duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted and as proposed to be conducted. Each of the Company's Subsidiaries that is a limited liability company is a limited liability company, duly formed, validly existing and in good standing under the Laws of the jurisdiction of formation and has the requisite limited liability company power and authority to own, lease and operate its properties and to carry on its business as now being conducted and as proposed to be conducted.

          (b) It has the requisite power, authority and/or legal capacity to execute, deliver and perform this Agreement and each other instrument, document, certificate and agreement required or contemplated to be executed, delivered and performed by it hereunder and thereunder to which it is or will be a party.

          (c) Each of the Company and each of its Subsidiaries is duly qualified to do business in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary other than any such jurisdiction in which the failure to be so qualified would not have a Material Adverse Effect on the Company or such Subsidiary or materially adversely affect the Transactions or its ability to perform its obligations under the Related Agreements.

          (d) The execution and delivery of this Agreement by the Company and the consummation of the Transactions by the Company have been duly and validly authorized by the Board of Directors of the Company and, no other corporate proceedings on the part of the Company which have not been taken (including, without limitation, approval of its stockholders) are necessary to authorize this Agreement or to consummate the Transactions.

          (e) This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar Laws affecting or relating to enforcement of creditors' rights generally and may be subject to general principles of equity.

          (f) After giving effect to the Transactions, the Company is not in breach of any obligation under this Agreement, any Related Agreement or any of the Credit Documents.

          4.2  Consents; No Conflicts.  Neither the execution, delivery and
               ----------------------
performance by the Company of this Agreement nor the consummation of the Transactions will (a) conflict with, or result in a breach or violation of, any provision of the Company's organizational documents; (b) constitute, with or without the giving of notice or passage of time or both, a breach, violation or default, create a Lien (other than Liens under the Credit Documents), or give rise to any right of termination, modification, cancellation, prepayment or acceleration, under (i) any Law or License, or (ii) any note, bond, mortgage, indenture, lease, agreement or other instrument, in each case which is applicable to or binding upon the Company or any of its assets; or (c) require any Consent on the part of the Company or the approval of the Company's Board of Directors (which approval has been obtained), except in each case where such breach, violation, default, Lien, right, or the failure to obtain or give such Consent would not have a Material Adverse Effect on it or materially adversely affect the Transactions, its ability to perform its obligations under the Related Agreements or the operation of the Company's business after the date hereof. To its knowledge, there is no fact relating to it or its Affiliates that would be reasonably expected to prevent it from consummating any of the Transactions or performing any of its obligations under the Related Agreements.

          4.3  Litigation.  There is no action, proceeding or investigation
               ----------
pending or, to the knowledge of the Company, threatened against the Company or any of its properties or assets that would have an adverse effect on its ability to consummate the Transactions or to fulfill its obligations under this Agreement or any of the Related Agreements, or to operate its business after the date hereof, or which seeks to prevent or challenge the Transactions. There is no judgment, decree, injunction, rule or order outstanding against the Company which would limit in any material respect the ability of the Company to operate its business in the manner currently contemplated.

          4.4  FCC Compliance. Assuming the accuracy of the representations and
               --------------
warranties contained in Section 3.4, it complies with all eligibility rules
                        -----------
issued by the FCC to hold broadband PCS licenses, including without limitation, FCC rules on foreign ownership and the CMRS spectrum cap.

          4.5  Brokers.  The Company has not employed any broker, finder or
               -------
investment banker or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the Transactions.

          4.6  Capitalization.
               --------------

          (a) As of the date hereof, the authorized capital stock of the Company consists of 10,000,000 shares of Common Stock, 1,000,000 shares of Series A Preferred Stock, 2,000,000 shares of Series B Preferred Stock, 2,000,000 shares of Series C Preferred Stock, and 500,000 shares of Series D Preferred Stock. As of the date hereof, prior to giving effect to the Transactions, there have been issued and are outstanding 196,237 shares of Common Stock, 732,371 shares of Series A Preferred Stock, no shares of Series B Preferred Stock, 1,480,000 shares of Series C Preferred Stock and 366,131 shares of Series D Preferred Stock. The record and beneficial owners of such outstanding shares of Common Stock and Preferred Stock are set forth on Schedule
                                                                        --------
4.6(a).
------

          (b) Except as set forth on Schedule 4.6(b), there are not any existing
                                     ---------------
options, warrants, calls, subscriptions, or other rights, or other agreements or commitments, obligating the Company to issue, transfer or sell any shares of capital stock of the Company, except the Series C Preferred Stock and Common Stock hereunder.

          4.7  Shares.  The shares of Series C Preferred Stock being issued to
               ------
the Cash Equity Investors hereunder, when issued and paid for pursuant to the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will be free of any Liens caused or created by the Company, except as set forth in the Stockholders' Agreement and the Restated Certificate. The shares of Common Stock issued upon conversion of the Series C Preferred Stock, when issued pursuant to the terms of the Series C Preferred Stock, will be validly issued, fully paid and nonassessable, and will be free of any Liens caused or created by the Company, except as set forth in the Stockholders' Agreement and the Restated Certificate.

          4.8  Subsidiaries. The Company owns directly or indirectly all of the
               ------------
outstanding shares of Capital Stock of each of its Subsidiaries, free and clear of any Liens, except Liens granted to the Lenders pursuant to the Credit Documents. Set forth on Schedule 4.8 is a complete list of its direct and
                         ------------
indirect Subsidiaries indicating the jurisdictions in which each such Subsidiary is organized or qualified to conduct business.

          4.9  Offering of Securities.
               ----------------------

          (a) None of the Company or any Person acting on its behalf has offered the Securities or any similar equity securities of the Company for sale to, or solicited any offers to buy Securities or any similar equity securities of the Company from, any Person, other than the Cash Equity Investors and a limited number of other "accredited investors" (as defined in Rule 501(a) under the Securities Act).

          (b) Assuming the accuracy of the representations and warranties of the Cash Equity Investors, the Management Stockholders and the Independent Directors contained in Sections 3.6 and 3.7, the offering and sale of Securities
                       --------------------
under this Agreement to the Cash Equity Investors, the

Management Stockholders and the Independent Directors complies with all applicable requirements of Federal and state securities Laws.

          4.1  Small Business Matters.   Neither the Company nor any Subsidiary:
               ----------------------
(a) presently engages in, and none of them shall hereafter engage in, any activities, or (b) shall use directly or indirectly the proceeds from the sale of the Securities for any purpose, which, in either case, a SBIC is prohibited from engaging in or providing funds for by the SBIC Act and the regulations thereunder (including Title 13, Code of Federal Regulations, Section 107.720).


                                   ARTICLE V

                                   COVENANTS
                                   ---------

          5.1  Use of Proceeds.  The Company shall use the proceeds of the sale
              ----------------
of Securities only for the purpose described in Section 2.4.
                                                -----------

          5.2  SBIC Regulatory Provisions.
               --------------------------

          (a) The Company shall notify each SBIC Holder as soon as practicable (and, in any event, not later than 15 days) prior to taking any action after which the number of record holders of the Company's voting stock would be increased from fewer than 50 to 50 or more, and the Company shall notify each SBIC Holder of any other action or occurrence after which the number of record holders of the Company's voting stock was increased (or would increase) from fewer than 50 to 50 or more, as soon as practicable after the Company becomes aware that such other action or occurrence has occurred or is proposed to occur.

          (b) Within 75 days after the date hereof, the Company shall deliver to each SBIC Holder a written statement certified by the Company's president or chief financial officer describing in reasonable detail the use of the proceeds of the sale of Securities hereunder by the Company and its Subsidiaries. In addition to any other rights granted hereunder, the Company shall grant each SBIC Holder and the United States Small Business Administration (the "SBA")
                                                                      ---
access to the Company's records for the purpose of verifying the use of such proceeds to the extent required pursuant to SBIC Regulations.

          (c) Promptly after the end of each fiscal year (but in any event prior to February 28 of each year), the Company shall deliver to each SBIC Holder a written assessment of the economic impact of each SBIC Holder's investment in the Company, specifying the full-time equivalent jobs created or retained in connection with the investment, the impact of the investment on the revenues and profits of the business and on taxes paid by the business and its employees.

          (d) During the one-year period commencing on the date hereof, the Company shall not engage in any activity which constitutes an ineligible business activity (within the meaning of the SBIC Regulations as in effect on the date hereof).

          5.3  Regulatory Compliance Cooperation.  In the event that any SBIC
               ---------------------------------
Holder reasonably determines that it has a Regulatory Problem, to the extent reasonably necessary, such SBIC Holder shall have the right to transfer its Securities (and any shares of Common Stock issued upon conversion thereof) to another Person without regard to any restrictions on transfer set forth in this Agreement or in Section 4.1(c) of the Stockholders' Agreement and without
                --------------
complying with the provisions of Section 4.3 of the Stockholders' Agreement, but
                                 -----------
subject to the other provisions of the Stockholders' Agreement and all applicable Laws, including without limitation federal and state securities Law restrictions, and the Company shall take all such actions as are reasonably requested by such SBIC Holder in order to (i) effectuate and facilitate such transfer by such SBIC Holder of any Securities of the Company then held by such SBIC Holder to such Person, (ii) permit such SBIC Holder (or any of its Affiliates) to exchange all or any portion of voting Securities then held by it on a share-for-share basis for shares of a class of non-voting Securities of the Company, which non-voting Securities shall be identical in all respects to such voting Securities, except that such non-voting Securities (or Common Stock, as applicable) shall be non-voting and shall be convertible into voting Securities (or Common Stock, as applicable) on such terms as are requested by such SBIC Holder in light of regulatory considerations then prevailing, (iii) continue and preserve the respective allocation of the voting interests with respect to the Company arising out of the SBIC Holder's ownership of voting Securities and/or provided for in the Stockholders' Agreement before the transfers and amendments referred to in this Section (including entering into such additional agreements as are reasonably requested by such SBIC Holder to permit any Person(s) designated by such SBIC Holder) to exercise any voting power which is relinquished by such SBIC Holder and (iv) amend this Agreement, the Restated Certificate, and any other related documents, agreements or instruments to effectuate and reflect the foregoing. The parties to this Agreement agree to vote their Securities in favor of such amendments and actions.

          5.4  Related Agreement Amendments; Amendments to Restated Certificate.
               ----------------------------------------------------------------
Certain of the parties hereto (and/or certain of their respective Affiliates) are (or, with respect to the Resale Agreement, will be) parties to the Related Agreements. It is the intention of the parties hereto that, upon consummation of the Transactions, each Related Agreement shall be amended and/or restated as necessary to give effect to, among other things, (a) the Securities issued to the Purchasers, the Management Stockholders and the Independent Directors, it being agreed that the rights and obligations of the parties under the Related Agreements pertaining to the securities thereunder shall pertain also to the Securities hereunder (including amendments to the Employment Agreements and the Vesting Agreements to reflect the shares of Common Stock issued hereunder). It is also the intention of the parties hereto that the Restated Certificate shall be amended as necessary (e.g., to increase the number of authorized shares of Capital Stock) to give effect to, among other things, the Securities issued to the Cash Equity Investors, the Management Stockholders and the Independent Directors on the date hereof.

          5.5  Offering of Securities.  None of the Company or any Person acting
               ----------------------
on its behalf will, directly or indirectly, take any action which might subject the offering, issuance or sale of the Securities to the registration and prospectus delivery requirements of Section 5 of the Securities Act.

          5.6  Waiver of Preemptive Rights.  With respect to the Transactions
               ---------------------------
and the issuance of the shares of Series C Preferred Stock and Common Stock hereunder, each of the Cash Equity Investors and the Management Stockholders hereby waives (a) the notice requirements set forth in Section 7.2(b) of the
                                                       --------------
Stockholders' Agreement and (b) its preemptive rights that are afforded such party in Section 7.2 of the Stockholders Agreement.
         -----------

                                  ARTICLE VI

                         SURVIVAL AND INDEMNIFICATION
                         ----------------------------

          6.1  Survival.  The representations and warranties made in this
               --------
Agreement shall survive until the second anniversary of the date hereof and shall thereupon expire together with any right to indemnification in respect thereof (except to the extent a written notice asserting a claim for breach of any such representation or warranty and describing such claim in reasonable detail shall have been given prior to such date to the party which made such representation or warranty). The sole and exclusive remedy of the parties for any breach or inaccuracy of any representation or warranty contained in this Agreement, or any other claim (whether or not alleging a breach of this Agreement) that arises out of the facts and circumstances constituting such breach or inaccuracy, shall be the indemnity provided in this Article VI.
                                                              ----------

          6.2   Indemnification by the Cash Equity Investors.  Each Cash Equity
                --------------------------------------------
Investor, severally and not jointly, shall indemnify and hold harmless each other Cash Equity Investor, the Company, each Management Stockholder, each Independent Director and their respective Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal represen tatives of any of them (each, a "Section 6.2 Indemnified Party"), against all
                                 -----------------------------
liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) (collectively, "Losses") incurred by him or it in connection with the investigation, defense,
-------
or disposition of any action, suit or other proceeding in which any Section 6.2 Indemnified Party may be involved or with which he or it may be threatened that arises out of or results from (a) any representation or warranty of such Cash Equity Investor contained in this Agreement being untrue in any material respect as of the date on which it was made or (b) any material default by such Cash Equity Investor or any of its Affiliates in the performance of their respective obligations under this Agreement, except to the extent (but only to the extent) any such Losses arise out of or result from the gross negligence or willful misconduct of such Section 6.2 Indemnified Party or its Affiliates.

          6.3  Indemnification by the Company.  The Company shall indemnify and
               ------------------------------
hold harmless each Cash Equity Investor, each Management Stockholder, each Independent Director and their respective Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them (each, a "Section 6.3 Indemnified Party"), against all Losses incurred by him or it in
 -----------------------------
connection with the investigation, defense, or disposition of any action, suit or other proceeding in which any Section 6.3 Indemnified Party may be involved or with which he or it may be threatened that arises out of or results from (a) any representation or warranty of the Company contained in this Agreement being untrue in any material respect as of the date on which it was made or (b) any material default by the Company or any of its Affiliates in the performance of their respective obligations under this Agreement, except to the extent (but only to the extent) any such Losses arise out of or result from the gross negligence or willful misconduct of such Section 6.3 Indemnified Party or its Affiliates.

          6.4  Indemnification by the Management Stockholders.  Each Management
               ----------------------------------------------
Stockholder, severally and not jointly, shall indemnify and hold harmless each of the Cash Equity Investors, the Company, the Independent Directors, the other Management Stockholders and their respective Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them (each, a "Section 6.4 Indemnified Party"), against all Losses
                         -----------------------------
incurred by him or it in connection with the investigation, defense, or disposition of any action, suit or other proceeding in which any Section 6.4 Indemnified Party may be involved or with which he or it may be threatened that arises out of or results from (a) any representation or warranty of such Management Stockholder contained in this Agreement being untrue in any material respect as of the date on which it was made or (b) any material default by such Management Stockholder or any of its Affiliates in the performance of their respective obligations under this Agreement, except to the extent (but only to the extent) any such Losses arise out of or result from the gross negligence or willful misconduct of such Section 6.4 Indemnified Party or its Affiliates.

          6.5  Indemnification by the Independent Directors.  Each Independent
               --------------------------------------------
Director, severally and not jointly, shall indemnify and hold harmless each of the Cash Equity Investors, the Company, any other Independent Director, the Management Stockholders and their respective Affiliates, and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them (each, a "Section 6.5 Indemnified Party"), against all Losses
                         -----------------------------
incurred by him or it in connection with the investigation, defense, or disposition of any action, suit or other proceeding in which any Section 6.5 Indemnified Party may be involved or with which he or it may be threatened that arises out of or results from (a) any representation or warranty of such Independent Director contained in this Agreement being untrue in any material respect as of the date on which it was made or (b) any material default by such Independent Director or any of its Affiliates in the performance of their respective obligations under this Agreement, except to the extent (but only to the extent) any such Losses arise out of or result from the gross negligence or willful misconduct of such Section 6.5 Indemnified Party or its Affiliates.

          6.6  Procedures.
               ----------

          (a)  The terms of this Section 6.6 shall apply to any claim (a
                                 -----------
"Claim") for indemnification under the terms of Sections 6.2, 6.3, 6.4 or 6.5.
 -----                                          -----------------------------
The Section 6.2 Indemnified Party,

Section 6.3 Indemnified Party, Section 6.4 Indemnified Party, or Section 6.5 Indemnified Party (each, an "Indemnified Party"), as the case may be, shall give
                             -----------------
prompt written notice of such Claim to the indemnifying party (the "Indemnifying
                                                                    ------------
Party") under the applicable Section, which party may assume the defense
-----
thereof, provided that any delay or failure to so notify the Indemnifying Party shall relieve the Indemnifying Party of its obligations hereunder only to the extent, if at all, that it is materially prejudiced by reason of such delay or failure. The Indemnified Party shall have the right to approve any counsel selected by the Indemnifying Party and to approve the terms of any proposed settlement, such approval not to be unreasonably delayed or withheld (unless such settlement provides only, as to the Indemnified Party, the payment of money damages actually paid by the Indemnifying Party and a complete release of the Indemnified Party in respect of the claim in question). Notwithstanding any of the foregoing to the contrary, the provisions of this Article VI shall not be
                                                      ----------
construed so as to provide for the indemnification of any Indemnified Party for any liability to the extent (but only to the extent) that such indemnification would be in violation of applicable Law or that such liability may not be waived, modified or limited under applicable Law, but shall be construed so as to effectuate the provisions of this Article VI to the fullest extent permitted
                                     ----------
by Law.

          (b) In the event that the Indemnifying Party undertakes the defense of any Claim, the Indemnifying Party will keep the Indemnified Party advised as to all material developments in connection with such Claim, including, but not limited to, promptly furnishing the Indemnified Party with copies of all material documents filed or served in connection therewith.

          (c) In the event that the Indemnifying Party fails to assume the defense of any Claim within ten Business Days after receiving written notice thereof, the Indemnified Party shall have the right, subject to the Indemnifying Party's right to assume the defense pursuant to the provisions of this Article
                                                                       -------
VI, to undertake the defense, compromise or settlement of such Claim for the
--
account of the Indemnifying Party. Unless and until the Indemnified Party assumes the defense of any Claim, the Indemnifying Party shall advance to the Indemnified Party any of its reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any such action or proceeding. Each Indemnified Party shall agree in writing prior to any such advancement that, in the event he or it receives any such advance, such Indemnified Party shall reimburse the Indemnifying Party for such fees, costs and expenses to the extent that it shall be determined that he or it was not entitled to indemnification under this Article VI.
                                       ----------

          (d) In no event shall an Indemnifying Party be required to pay in connection with any Claim for more than one firm of counsel (and local counsel) for each of the following groups of Indemnified Parties: (i) the Cash Equity Investors, their respective Affiliates and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them; and
(ii) the Management Stockholders, the Independent Directors, the Company, its Affiliates and the shareholders, members, managers, officers, employees, agents and/or the legal representatives of any of them.

          6.7  Registration Rights.  Notwithstanding anything to the contrary in
               -------------------
this Article VI, the indemnification and contribution provisions set forth in
     ----------
Sections 5(e) and 5(f) of the Stockholders' Agreement shall govern any claim
----------------------
made with respect to the registration statements filed pursuant to Section 5 of
                                                                   ---------
the Stockholders' Agreement or sales made thereunder.

          6.8  Limit on Indemnity.  So long as the Company does not conduct any
               ------------------
business or engage in any activities other than those described in the first sentence of the definition of "Business" (as such term is defined in the Stockholders' Agreement), each party waives its right to indemnification under this Article VI or any other right to assert any claim arising from any
     ----------
inaccuracy in the Company's representations and warranties set forth in Section
                                                                        -------
4.10 or the violation by the Company of the covenant set forth in Section 5.2(d)
----                                                              --------------
to the extent such Section relates to ineligible or prohibited activities of SBICs.

                                  ARTICLE VII

                           MISCELLANEOUS PROVISIONS
                           ------------------------

          7.1  Amendment and Modification.  This Agreement may be amended,
               --------------------------
modified or supplemented only by written agreement of each of the parties.

          7.2  Waiver of Compliance; Consents.  Any failure of any of the
               ------------------------------
parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party or parties entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirement for a waiver of compliance as set forth in this Section 7.2.
                                -----------

          7.3  Notices.  All notices or other communications hereunder shall be
               -------
in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile transmission, or by overnight courier or registered or certified mail (return receipt requested), postage prepaid, with an acknowledgment of receipt signed by the addressee or an authorized representative thereof, addressed as follows (or to such other address for a party as shall be specified by like notice; provided that notice of a change of address shall be effective only upon receipt thereof):

                If to a Cash Equity Investor, to its address set forth on
                Schedule I.
                ----------

          With a copy to:

                Mayer, Brown & Platt
                1675 Broadway
                New York, New York 10019
                Attention:  Mark S. Wojciechowski
                Facsimile:  (212) 262-1910

          If to the Company or any Management Stockholder or Independent Director, to it or him/her :

                c/o Triton Management Company, Inc.
                101 Lindenwood Drive, Suite 125
                Malvern, PA  19355
                Attention:  Michael E. Kalogris
                            Steven R. Skinner
                Facsimile:  (610) 993-2683

          With a copy to:

                Kleinbard Bell & Brecker LLP
                1900 Market Street, Suite 700
                Philadelphia, PA  19103
                Attention:  Howard J. Davis
                Facsimile:  (215) 568-0140

          And with a copy to each other party sent to the addresses set forth in this Section 7.3.
               -----------

          7.4  Expenses.  The Company agrees to pay, and save the Cash Equity
               --------
Investors harmless against, the reasonable fees and disbursements of counsel to each of the Cash Equity Investors in connection with the preparation, negotiation, execution and delivery of this Agreement, the instruments and documents executed pursuant hereto or thereto or in connection herewith or therewith, and the consummation of any such Transaction; provided, however, that as a condition to the Company's foregoing obligation, counsel for the Cash Equity Investors shall be directed to, and shall, deliver to the Company on a monthly basis detailed invoices for legal services rendered during such month.

          7.5  Parties in Interest; Assignment.  This Agreement is binding upon
               -------------------------------
and is solely for the benefit of the parties hereto and their respective permitted successors, legal representatives and permitted assigns. None of the Company or any Cash Equity Investor may assign its rights and obligations hereunder without the prior written consent of each of the other parties, except
(a) either

Morgan Entity may assign its rights and obligations hereunder to the other without any prior consent and (b) CB Capital Investors, L.P. shall have the right to assign to one or more of its Affiliates, any and all rights and obligations of C.B. Capital Investors, L.P. under this Agreement (provided that such assignee shall have assumed in writing all the obligations of C.B. Capital Investors, L.P. hereunder and no such assignment shall relieve C.B. Capital Investors, L.P. of its obligations hereunder).

          7.6  Applicable Law.  This Agreement shall be governed by and
               --------------
construed in accordance with the Laws of the State of New York without giving effect to the conflicts of Law principles thereof. The parties hereto hereby irrevocably and unconditionally consent to submit to the non-exclusive jurisdiction of the courts of the State Of New York and of the United States of America located in the County of New York, New York (the "New York Courts") for
                                                          ---------------
any litigation arising out of or relating to this Agreement and the Transactions, waive any objection to the laying of venue of any such litigation in the New York Courts and agrees not to plead or claim in any New York Court that such litigation brought therein has been brought in an inconvenient forum.

          7.7  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          7.8  Interpretation.  The article and section headings contained in
               --------------
this Agreement are for convenience of reference only, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the antecedent Person or Person may require.

          7.9  Entire Agreement.  This Agreement, including the exhibits and
               ----------------
schedules hereto and the certificates and instruments delivered pursuant to the terms of this Agreement, embodies the entire agreement and understanding of the parties hereto in respect of the Transactions. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such Transactions.

          7.10 Publicity.  So long as this Agreement is in effect, the parties
               ---------
agree to consult with each other in issuing any press release or otherwise making any public statement with respect to any Transaction, and no party shall issue any press release or make any such public statement prior to such consultation, except as may be required by Law. No press release or other public statement by the parties hereto shall disclose any of the financial terms of the Transactions without the prior consent of the other parties, except as may be required by Law (including securities Laws) and except as counsel to the Company reasonably determines in connection with the Company's contemplated exchange offer for its $511,989,000 principal amount at maturity of 11% Senior Subordinated Discount Notes due 2008.

          7.1  Specific Performance.  The parties hereto agree that irreparable
               --------------------
damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any New York Courts.

          7.1  Remedies Cumulative.  All rights, powers and remedies provided
               -------------------
under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

                           [signature pages follow]

                                 *     *     *

            [SIGNATURE PAGES TO PREFERRED STOCK PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              Company:
                              TRITON PCS HOLDINGS, INC.

                              By: /s/ David D. Clark
                                 ---------------------------------
                                 Name: David D. Clark
                                 Title: Senior Vice President






                              Cash Equity Investors:
                              CB CAPITAL INVESTORS, L.P.
                              By: CB Capital Investors, Inc., its general
                                  partner

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                              J.P. MORGAN INVESTMENT CORPORATION

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                              SIXTY WALL STREET SBIC FUND, L.P.
                              By: Sixty Wall Street SBIC Corporation its general
                                  partner

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                      [SIGNATURES CONTINUED ON NEXT PAGE]

            [SIGNATURE PAGES TO PREFERRED STOCK PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              Company:
                              TRITON PCS HOLDINGS, INC.

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:






                              Cash Equity Investors:
                              CB CAPITAL INVESTORS, L.P.
                              By: CB Capital Investors, Inc., its general
                                  partner

                              By: /s/ Arnold L. Chavkin
                                 ---------------------------------
                                 Name: Arnold L. Chavkin
                                 Title: General Partner

                              J.P. MORGAN INVESTMENT CORPORATION

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                              SIXTY WALL STREET SBIC FUND, L.P.
                              By: Sixty Wall Street SBIC Corporation its general
                                  partner

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                      [SIGNATURES CONTINUED ON NEXT PAGE]

            [SIGNATURE PAGES TO PREFERRED STOCK PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              Company:
                              TRITON PCS HOLDINGS, INC.

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:






                              Cash Equity Investors:
                              CB CAPITAL INVESTORS, L.P.
                              By: CB Capital Investors, Inc., its general
                                  partner

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                              J.P. MORGAN INVESTMENT CORPORATION

                              By: /s/ John Watkins
                                 ---------------------------------
                                 Name: John Watkins
                                 Title: Managing Director

                              SIXTY WALL STREET SBIC FUND, L.P.
                              By: Sixty Wall Street SBIC Corporation its general
                                  partner

                              By: /s/ John Watkins
                                 ---------------------------------
                                 Name: John Watkins
                                 Title: Managing Director

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                              PRIVATE EQUITY INVESTORS III, L.P.
                              By: Rohit M. Desai Associates III, L.L.C., its
                                  general partner

                              By: /s/
                                 ---------------------------------
                                 Name:
                                 Title:

                              EQUITY-LINKED INVESTORS-II
                              By: Rohit M. Desai Associates-II, its general
                                  partner

                              By: /s/
                                 ---------------------------------
                                 Name:
                                 Title:

                              TORONTO DOMINION CAPITAL (U.S.A.), INC.

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                              FIRST UNION CAPITAL PARTNERS, INC.

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                              DAG-TRITON PCS, INC.
                              By: Duff Ackerman Goodrich, LLC, its general
                                  partner


                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                              PRIVATE EQUITY INVESTORS III, L.P.
                              By: Rohit M. Desai Associates III, L.L.C., its
                                  general partner

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                              EQUITY-LINKED INVESTORS-II
                              By: Rohit M. Desai Associates-II, its general
                                  partner

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                              TORONTO DOMINION CAPITAL (U.S.A.), INC.

                              By: /s/ Martha L. Garing
                                 ---------------------------------
                                 Name: Martha L. Garing
                                 Title: Secretary/Treasurer

                              FIRST UNION CAPITAL PARTNERS, INC.

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                              DAG-TRITON PCS, INC.
                              By: Duff Ackerman Goodrich, LLC, its general
                                  partner


                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                              PRIVATE EQUITY INVESTORS III, L.P.
                              By: Rohit M. Desai Associates III, L.L.C., its
                                  general partner

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                              EQUITY-LINKED INVESTORS-II
                              By: Rohit M. Desai Associates-II, its general
                                  partner

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                              TORONTO DOMINION CAPITAL (U.S.A.), INC.

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                              FIRST UNION CAPITAL PARTNERS, INC.

                              By: /s/
                                 ---------------------------------
                                 Name:
                                 Title: Senior Vice President

                              DAG-TRITON PCS, INC.
                              By: Duff Ackerman Goodrich, LLC, its general
                                  partner


                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                              PRIVATE EQUITY INVESTORS III, L.P.
                              By: Rohit M. Desai Associates III, L.L.C., its
                                  general partner

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                              EQUITY-LINKED INVESTORS-II
                              By: Rohit M. Desai Associates-II, its general
                                  partner

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                              TORONTO DOMINION CAPITAL (U.S.A.), INC.

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                              FIRST UNION CAPITAL PARTNERS, INC.

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:

                              DAG-TRITON PCS, INC.
                              By: Duff Ackerman Goodrich, LLC, its general
                                  partner


                              By: /s/ John M. Duff, Jr.
                                 ---------------------------------
                                 Name: John M. Duff, Jr.
                                 Title: Managing Member

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                              Management Stockholders:


                                 /s/ Michael E. Kalogris
                                 ---------------------------------
                                 Michael E. Kalogris

                                 /s/ Steven R. Skinner
                                 ---------------------------------
                                 Steven R. Skinner

                                 /s/ David D. Clark
                                 ---------------------------------
                                 David D. Clark

                                 /s/ Clyde Smith
                                 ---------------------------------
                                 Clyde Smith

                                 /s/ Patricia Gallagher
                                 ---------------------------------
                                 Patricia Gallagher

                                 /s/ David Standig
                                 ---------------------------------
                                 David Standig


                                 ---------------------------------
                                 Michael Mears


                              Independent Directors:


                                 ---------------------------------
                                 Scott Anderson


                                 ---------------------------------
                                 John Beletic

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                              Management Stockholders:



                                 ---------------------------------
                                 Michael E. Kalogris

                                 /s/ Steven R. Skinner
                                 ---------------------------------
                                 Steven R. Skinner

                                 /s/ David D. Clark
                                 ---------------------------------
                                 David D. Clark


                                 ---------------------------------
                                 Clyde Smith


                                 ---------------------------------
                                 Patricia Gallagher


                                 ---------------------------------
                                 David Standig

                                 /s/ Michael Mears
                                 ---------------------------------
                                 Michael Mears


                              Independent Directors:


                                 ---------------------------------
                                 Scott Anderson


                                 ---------------------------------
                                 John Beletic

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                              Management Stockholders:


                                 /s/ Michael E. Kalogris
                                 ---------------------------------
                                 Michael E. Kalogris

                                 /s/ Steven R. Skinner
                                 ---------------------------------
                                 Steven R. Skinner

                                 /s/ David D. Clark
                                 ---------------------------------
                                 David D. Clark

                                 /s/ Clyde Smith
                                 ---------------------------------
                                 Clyde Smith

                                 /s/ Patricia Gallagher
                                 ---------------------------------
                                 Patricia Gallagher

                                 /s/ David Standig
                                 ---------------------------------
                                 David Standig


                                 ---------------------------------
                                 Michael Mears


                              Independent Directors:


                                 /s/ Scott Anderson
                                 ---------------------------------
                                 Scott Anderson


                                 ---------------------------------
                                 John Beletic

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                              Management Stockholders:


                                 /s/ Michael E. Kalogris
                                 ---------------------------------
                                 Michael E. Kalogris

                                 /s/ Steven R. Skinner
                                 ---------------------------------
                                 Steven R. Skinner

                                 /s/ David D. Clark
                                 ---------------------------------
                                 David D. Clark


                                 ---------------------------------
                                 Clyde Smith

                                 /s/ Patricia Gallagher
                                 ---------------------------------
                                 Patricia Gallagher

                                 /s/ David Standig
                                 ---------------------------------
                                 David Standig


                                 ---------------------------------
                                 Michael Mears


                              Independent Directors:



                                 ---------------------------------
                                 Scott Anderson

                                 /s/ John Beletic
                                 ---------------------------------
                                 John Beletic

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                              Management Stockholders:



                                 ---------------------------------
                                 Michael E. Kalogris


                                 ---------------------------------
                                 Steven R. Skinner


                                 ---------------------------------
                                 David D. Clark


                                 ---------------------------------
                                 Clyde Smith


                                 ---------------------------------
                                 Patricia Gallagher


                                 ---------------------------------
                                 David Standig


                                 ---------------------------------
                                 Michael Mears

                                 /s/ Michael E. Kalogris
                                 ---------------------------------
                                 Michael E. Kalogris, as Trustee under Amended and Restated Common Stock Trust Agreement for Management Employees and Independent Directors dated June 26, 1998

                              Independent Directors:



                                 ---------------------------------
                                 Scott Anderson


                                 ---------------------------------
                                 John Beletic

                                                                      SCHEDULE I



                             CASH EQUITY INVESTORS

                                          AGGREGATE MYRTLE           NUMBER OF MYRTLE
                                         BEACH CONTRIBUTION            BEACH SHARES
                                         ------------------        -------------------
CB Capital Investors, L.P.*                 $10,242,968                 102,429.68

JP Morgan Capital Investment Corporation      9,534,900                  95,349.00

Sixty Wall Street SBIC Fund, L.P.               465,100                   4,651.00

Private Equity Investors III, L.P.            4,919,011                  49,190.11

Equity-Linked Investors-II                    4,919,011                  49,190.11

Toronto Dominion Capital (U.S.A.) Inc.        2,459,518                  24,595.18

First Union Capital Partners, Inc.            1,229,746                  12,297.46

DAG-Triton PCS, Inc.                          1,229,746                  12,297.46
                                            -----------                 ----------

Total                                       $35,000,000                 350,000.00




* Inclusive of $8,000,000 previously contributed by CP Capital Investors, L.P. in exchange for the issuance of 80,000 shares of Class C Preferred Stock in connection with the execution of the Myrtle Beach Acquisition Agreement. Therefore, on the date hereof, CB Capital Investors, L.P. will contribute $2,242,968 to the capital of the Company and the Company will issue to CB Capital Investors, L.P. 22,429.68 shares of the Company's Series C Preferred Stock.

                              ADDRESS FOR NOTICES
                              -------------------



CB Capital Investors, L.P.
380 Madison Avenue, 12th Floor
New York, NY 10017
Attn:  Arnie Chavkin
Tel: (212) 622-3100
Fax: (212) 622-3101

J.P. Morgan Investment Corporation
101 California Street, 38th Floor
San Francisco, CA 94111
Attn:  John Watkins
Tel: (415) 954-3200
Fax: (415) 954-4737

Sixty Wall Street SBIC Fund, L.P.
101 California Street, 38th Floor
San Francisco, CA 94111
Attn:  John Watkins
Tel: (415) 954-3200
Fax: (415) 954-4737

Private Equity Investors III, L.P.
540 Madison Avenue, 36th Floor
New York, NY 10022
Attn:  Damon Ball
Tel: (212) 838-9191
Fax: (212) 838-9807

Equity-Linked Investors-II
540 Madison Avenue, 36th Floor
New York, NY 10022
Attn:  Damon Ball
Tel: (212) 838-9191
Fax: (212) 838-9807

Toronto Dominion Capital (U.S.A.), Inc.
31 West 52nd Street
New York, NY 10019
Attn:  Brian Rich
Tel: (212) 468-0740
Fax: (212) 974-0429

Toronto Dominion Capital (U.S.A.), Inc.
909 Fannin
Suite 1700
Houston, TX 77010
Attn:  Martha Gariepy
Tel: (713) 653-8225
Fax: (713) 652-2647

First Union Capital Partners, Inc.
One First Union Center
301 South College Street / 5th Floor
Charlotte, NC 28288-0732
Attn: Watts Hamrick
Tel: (704) 374-4791
Fax: (704) 374-6711

DAG-Triton PCS, Inc.
Two Embarcadero Center
Suite 2930
San Francisco, CA 94111
Attn:  John Duff
Tel: (415) 788-2755
Fax: (415) 788-7311

                                                                     SCHEDULE II



                            MANAGEMENT STOCKHOLDERS




                             NUMBER OF MYRTLE
                               BEACH SHARES
                             ----------------

Michael E. Kalogris                 15,555.47

Steven R. Skinner                   11,666.60

Clyde Smith                            622.22

David D. Clark                       1,166.66

Patricia Gallagher                     583.33

David Standig                          583.33

Michael Mears                          388.89

Michael E. Kalogris, as
Trustee under Amended and
Restated Common Stock
Trust Agreement for
Management Employees and
Independent Directors
dated June 26, 1998                  8,041.96
                                    ---------

Total                               38,608.46

                                                                    SCHEDULE III



                             INDEPENDENT DIRECTORS




                  NUMBER OF MYRTLE
                    BEACH SHARES
                  ----------------

Scott Anderson              140.11

John Beletic                140.11
                            ------

Total                       280.22


                                                                 SCHEDULE 4.6(A)




                               EQUITY OWNERSHIP
                               ----------------

                                    Shares
      Stockholders                  Owned
----------------------------------------------

Series A Preferred Stock:
------------------------

AT&T Wireless PCS, Inc.               732,371

Series C Preferred Stock:
------------------------

CB Capital Investors, L.P.            484,714*

J.P. Morgan Investment
   Corporation                        383,679

Sixty Wall Street SBIC
   Fund, L.P.                          21,036

Private Equity Investors III, L.P.    194,357

Equity-Linked Investors-II            194,357

Toronto Dominion Capital
  (USA) Inc.                           97,179

First Union Capital Partners, Inc.     48,589

Duff Ackerman Goodrich &
   Associates, L.P.                    48,589

Michael E. Kalogris                     5,000

Steven R. Skinner                       2,500

* Includes 80,000 shares issued March 10, 1998 in connection with execution of Myrtle Beach Acquisition Agreement.



Series D Preferred Stock:
------------------------

AT&T Wireless PCS, Inc.               366,131


Common Stock:
------------

Michael E. Kalogris                    78,494.80

Steven R. Skinner                      58,871.10

David D. Clark                          5,887.11

Clyde Smith                             3,139.79

Patricia Gallagher                      2,943.56

David Standig                           2,943.56

Michael Mears                           1,962.37

Scott Anderson                            707.00

John Beletic                              707.00

Michael E. Kalogris, as Trustee
under Amended and Restated
Common Stock Trust
Agreement for Management
Employees and Independent
Directors dated June 26, 1998          40,580.71

                                                                 SCHEDULE 4.6(B)




                      OBLIGATIONS TO ISSUE CAPITAL STOCK
                      ----------------------------------


     1. The Company intends to offer to its employees and the employees of its subsidiaries the opportunity to acquire shares of the Company's Series C Preferred Stock in an aggregate amount not to exceed $2 million. Each of the stockholders of the Company agrees that (a) it shall not have any preemptive rights (whether contained in Section 7.2 of the Stockholders' Agreement or otherwise) with respect to such offering and (b) the Company shall be entitled to reduce such stockholder's scheduled contributions hereunder on a pro-rata basis with respect to the aggregate amount of securities purchased by such employees.

     2. Pursuant to an Independent Director Stock Award Plan adopted by the Board of Directors of the Company, the Company may issue shares of the Company's Common Stock (not exceeding 2,500 shares in the aggregate) to Directors of the Company who are nominated pursuant to Section 3.1(a)(ii) of the Company's Stockholders' Agreement.

     3. Pursuant to the terms of the Restated Certificate, the Series A Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock, the Company may be required under certain circumstances contained therein to issue shares of Preferred Stock or Common Stock, as the case may be, upon conversion thereof.

     4. The Company has been negotiating, but has not signed definitive documentation with respect to, the terms of (a) the acquisition from AT&T Wireless PCS, Inc. ("AT&T PCS") of substantially all of its assets relating to the PCS system in the Norfolk, Virginia BTA (the "Norfolk Acquisition"); and
(b) the contribution by AT&T PCS to the capital of the Company of 20 MHz of the 30 MHz of certain PCS licenses owned by AT&T PCS (the "License Contribution"). In the event that the Norfolk Acquisition is consummated, the Company expects to issue additional shares of Series D Preferred Stock to AT&T PCS. In the event that the License Contribution is consummated, the Company expects to issue additional shares of (i) Series A and Series D Preferred Stock to AT&T PCS, (ii) Series C Preferred Stock to those investors who elect to make equity contributions to the Company at such time (it being understood and agreed that as of the date hereof no Cash Equity Investor is obligated to make any such equity contributions to the Company), and (iii) Common Stock to the Management Stockholders and the Independent Directors.

                                                                    SCHEDULE 5.8




                             COMPANY SUBSIDIARIES
                             --------------------

                                             State of         Foreign
                  Subsidiary               Organization    Qualification
      -----------------------------------  ------------  -----------------

1.    Triton PCS, Inc.                     DE            None

2.    Triton Management Company, Inc.      DE            PA, VA*, SC*, NC*

3.    Triton PCS Holdings Company L.L.C.   DE            None

4.    Triton PCS Property Company L.L.C.   DE            VA, SC*, NC*

5.    Triton PCS License Company L.L.C.    DE            None

6.    Triton PCS Equipment Company L.L.C.  DE            VA, SC*, NC*

7.    Triton PCS Operating Company L.L.C.  DE            VA, SC*, NC*


* Authorization pending